UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2006

Cholestech Corporation
(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3347 Investment Boulevard
Hayward, California 94545
(Address of principal executive offices, including zip code)
(510) 732-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 27, 2006, Cholestech Corporation (“Cholestech”) is issuing a press release and holding a conference call regarding its financial results for the first quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Use of Non-GAAP Financial Measures
     To supplement our results presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude SFAS 123R stock-based compensation expenses. This non-GAAP financial presentation is given in part to enhance the understanding of the Company’s historical financial performance and comparability between periods in light of a change in accounting standards, particularly since the Company has not included stock-based compensation under SFAS 123R as an expense in financial statements before. In addition, the Company believes that the non-GAAP presentation to exclude stock-based compensation is relevant and useful information that will be widely used by analysts, investors and other interested parties. Cash earnings is not a GAAP defined measure. The company believes this measure provides meaningful supplemental information regarding Cholestech’s operating results given the current accumulated tax loss carryforwards and because it excludes amounts that are not related to Cholestech’s core operating results and facilitate the comparison of results for the current period with results for past periods. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Accordingly, the Company is disclosing this information to permit additional analysis of the Company’s performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated July 27, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOLESTECH CORPORATION
By:	/s/ John F. Glenn
John F. Glenn
Vice President of Finance and Chief Financial Officer

Date: July 27, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated July 27, 2006

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